SECURITIES  AND  EXCHANGE  COMMISSION
                           Washington,  D.C.  20549

                                  FORM  8-K

                              CURRENT  REPORT

                 Pursuant  to  Section  13  or  15(d)  of
                 the  Securities  Exchange  Act  of  1934

Date  of  Report  (Date  of  earliest  event  reported)   February 23, 2000
                                                          -----------------
                    NORTHERN  STATES  POWER  COMPANY
                    --------------------------------
     (Exact  name  of  registrant  as  specified  in  its  charter)

                               MINNESOTA
                               ---------
           (State  or  other  jurisdiction  of  incorporation)

          1-3034                                       41-0448030
          ------                                       ----------
(Commission  File  Number)                 (IRS Employer Identification No.)

      414  NICOLLET  MALL,  MPLS,  MN                           55401
      -------------------------------                           -----
(Address  of  principal  executive  offices)                 (Zip  Code)

Registrant's  telephone  number,  including  area  code        612-330-5500
                                                               ------------


  (Former  name  or  former  address,  if  changed  since  last  report)

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ITEM  5.    OTHER  EVENTS
--------    -------------

Northern States Power Co. (NSP) continues to seek regulatory approvals associated with its pending merger with New Century Energies, Inc. (NCE). Pursuant to the merger, NCE will merge into NSP and, following the merger, NSP will change its name to Xcel Energy, Inc. (Xcel). NSP and NCE recently filed an Application/Declaration on Form U-1 under the Public Utility Holding Company Act of 1935, as amended, seeking various financing and related authorizations for Xcel and its subsidiaries following the merger. Such Form U-1 contains financial information as of, and for the year ended, Dec. 31, 1999 for NSP, NCE and (on a pro forma basis) Xcel. Reference is also made to NCE's Annual Report on Form 10-K for the year ended Dec. 31, 1999, which was recently filed by NCE and contains an unaudited consolidated balance sheet and income statement of NSP as of, and for the year ended, Dec. 31, 1999, and related pro forma financial information for Xcel. Similar information will be included in NSP's 1999 Annual Report on Form 10-K, which will be filed in March 2000.

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Forward  Looking  Statements
----------------------------

This document includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements are intended to be identified in this document by the words "anticipate," "estimate," "expect," "objective," "outlook," "projection," "possible," "potential" and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to:

-  general economic conditions, including their impact on capital  expenditures;
- availability or cost of capital such as changes in: interest rates; market perceptions of the power generation industry, NSP or any of its subsidiaries; or security ratings;
-  business  conditions  in  the  energy  industry;
-  competitive  factors;
-  unusual  weather;
-  changes  in  federal  or  state  legislation;
-  regulation;
-  issues  relating  to  Year  2000  remediation  efforts;
-  currency  translation  and  transaction  adjustments;
- regulatory delays or conditions imposed by regulatory agencies in approving the proposed merger with New Century Energies, Inc.;
- the higher degree of risk associated with NSP's nonregulated businesses as compared to NSP's regulated business;
-  volatility  of  energy  prices  in  a deregulated market environment;
- the lack of operating history at NRG's development projects, the lack of NRG operating history at the projects not yet owned and the limited operating history at the remaining NRG projects provide only a limited basis for management to project the results of future operations;
- risks associated with timely completion of NRG projects, including obtaining competitive contracts, obtaining regulatory and permitting approvals, local opposition, construction delays and other factors beyond NRG's control;
- the failure to timely satisfy the closing conditions contained in the definitive agreements for the acquisitions of projects by NRG subject to definitive agreements but not yet closed, many of which are beyond NRG's control;
- factors challenging the successful integration of projects not previously owned or operated by NRG, including the ability to obtain operating synergies;
- factors associated with operating in foreign countries including: delays in permitting and licensing, construction delays and interruption of business, political instability, risk of war, expropriation, nationalization, renegotiation, or nullification of existing contracts, changes in law, and the ability to convert foreign currency into United States dollars;
- and the other risk factors listed from time to time by NSP in reports filed with the Securities and Exchange Commission, including Exhibit 99.01 to NSP's Quarterly Report on Form 10-Q for the quarter ended Sept. 30, 1999.

NSP undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors pursuant to the Act should not be construed as exhaustive.

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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Northern  States  Power  Company
                                         (a Minnesota  Corporation)


                                         By  /s/

                                         Roger D. Sandeen
                                         Vice President and Controller

Dated:  February  23,  2000

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